Exhibit 99.2

                          LIGHTPATH TECHNOLOGIES, INC.

                      IMPORTANT - IMMEDIATE ACTION REQUIRED

                                                                    May 15, 2000

Dear Class B Warrant Holder:

     LightPath Technologies, Inc. (the "Company") has called all of its outstanding Redeemable Class B Warrants for redemption on June 14, 2000 at the redemption price of $.05 per Class B Warrant (the "Redemption Price"). A copy of the Company's Notice of Redemption accompanies this letter.

     The Company has the right to redeem the Class B Warrants as it has satisfied the condition of redemption - namely, that the average closing bid price of the Company's Class A Common Stock exceeded $12.25 for a period of 30 consecutive business days ending within 15 days of the date of notice. Each Class B Warrant is exercisable, at an exercise price of $8.75 (the "Exercise Price"), for 1 share of Class A Common Stock. AFTER 5:00 P.M., NEW YORK TIME, ON TUESDAY, JUNE 13, 2000, THE CLASS B WARRANTS WILL NOT LONGER BE EXERCISABLE AND THE HOLDERS WILL ONLY HAVE THE RIGHT TO RECEIVE THE REDEMPTION PRICE OF $.05 PER CLASS B WARRANT.

     You are urged to consider two alternatives to redemption which are available to you and which may be more beneficial to you than redemption. These alternatives are:

     1. EXERCISE OF THE CLASS B WARRANTS FOR SHARES OF CLASS A COMMON STOCK.

          Each Class B Warrant may be exercised by payment of the Exercise Price of $8.75, in consideration for which you are entitled to receive 1 share of Class A Common Stock. On Friday, May 12, 2000, the closing sale price of the Class A Common Stock, as reported by the Nasdaq SmallCap Market, was $30 1/16.

     THE COMPANY HAS ADVISED THAT IT HAS AN EFFECTIVE REGISTRATION STATEMENT ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THE CLASS B WARRANTS AND THAT THE EXERCISE OFFER IS BEING MADE IN ACCORDANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

     HOLDERS OF CLASS B WARRANTS ARE ENCOURAGED TO REVIEW THE MATERIAL IN THE REGISTRATION STATEMENT AND THE COMPANY'S PUBLIC FILING BEFORE DECIDING TO EXERCISE THE CLASS B WARRANTS. NEITHER THIS LETTER NOR THE COMPANY'S NOTICE OF REDEMPTION SHALL CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR
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QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

     2. SALE OF THE CLASS B WARRANTS IN THE OPEN MARKET.

          Class B Warrants may, in the alternative, be sold in the open market. You should consult your broker as to this procedure and for current market quotations. On Friday, May 12, 2000, the closing sale price for the Class B Warrant, as reported by the Nasdaq SmallCap Market, was $21 1/4. Residents of jurisdictions where the shares of Class A Common Stock have not been registered or qualified may not be able to exercise their Class B Warrants and may therefore find this alternative attractive. See the enclosed Notice of Redemption for a more complete discussion of this issue.

     Holders of the Class B Warrants who wish to exercise their rights to purchase Class A Common Stock may do so by delivering their Class B Warrant certificates, together with the Exercise Price of $8.75 per Class B Warrant, to Continental Stock Transfer & Trust Company, as Warrant Agent, whose address is Two Broadway, New York, NY 10004, on or before 5:00 p.m., New York Time, on June 13, 2000. The Subscription Form on the reverse side of each such Class B Warrant certificate must be completed and signed by the holder of the Class B Warrant and the signature guaranteed by an eligible institution.

     The method of delivery of the Class B Warrants to Continental Stock Transfer & Trust Company is at the option and risk of the holder, but if mail is used, registered mail, properly insured, is suggested. THE CLASS B WARRANT AND EXERCISE PRICE MUST BE RECEIVED BY THE WARRANT AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON JUNE 13, 2000, AND CLASS B WARRANTS WHICH HAVE NOT BEEN RECEIVED BY SUCH DATE MAY NOT THEREAFTER BE EXERCISED, BUT WILL BE REDEEMED. PROVIDED THAT A NOTICE OF EXERCISE AND PAYMENT OF THE EXERCISE PRICE IS RECEIVED BY THE WARRANT AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON JUNE 13, 2000, BROKER-DEALERS SHALL HAVE THREE BUSINESS DAYS TO DELIVER CLASS B WARRANT CERTIFICATES TO THE WARRANT AGENT.

     D.H. Blair Investment Banking Corp. is acting as the Company's Solicitation Agent in connection with the exercise of the Class B Warrants. Questions and requests for assistance should be directed to David Nachamie at (212) 495-4105, or Martin A. Bell at (212) 495-4594, at D.H. Blair Investment Banking Corp.

                                        D.H. BLAIR INVESTMENT BANKING CORP.
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                    [LIGHTPATH TECHNOLOGIES, INC. LETTERHEAD]

                              NOTICE OF REDEMPTION
                                       OF
                                CLASS B WARRANTS

                                                                    May 15, 2000

To the Holders of Outstanding
Class B Warrants of LightPath Technologies, Inc.

     We hereby give notice that we are redeeming all of our outstanding Class B Warrants on June 14, 2000. We are exercising this right pursuant to the terms of the Warrant Agreement dated as of February 22, 1996 governing the Class B Warrants.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

     Exercise Deadline: June 13, 2000 at 5:00 p.m. (New York time)

     Redemption Date:   June 14, 2000

     Redemption Price:  $.05 per Class B Warrant

     THE RIGHT OF OUR CLASS B WARRANT HOLDERS TO EXERCISE THEIR CLASS B WARRANTS WILL TERMINATE AT 5:00 P.M. NEW YORK TIME ON JUNE 13, 2000 (THE BUSINESS DAY IMMEDIATELY PRECEDING THE REDEMPTION DATE). After 5:00 p.m. New York time on June 13, 2000, holders of Class B Warrants will have no rights except to receive, upon surrender of their Class B Warrants, the Redemption Price. The Redemption Price is substantially less than either (i) the market price of the shares of Class A Common Stock receivable upon exercise of the Class B Warrants or (ii) the price that could be obtained upon the sale of the Class B Warrants in the open market.

REDEMPTION PROCEDURE

     Payment of the amount to be received on redemption will be made by us upon the presentation and surrender of the Class B Warrants for payment at any time on or after the Redemption Date. To surrender Class B Warrants for redemption, holders should deliver certificates representing their Class B Warrants to Continental Stock Transfer & Trust Company, our warrant agent, at the following address:

                   Continental Stock Transfer & Trust Company
                                  Two Broadway
                            New York, New York 10004
                            Telephone: (212) 509-4000
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EXERCISE PROCEDURE

     In lieu of surrendering the Class B Warrants for redemption, Class B Warrant holders may, at their option, exercise their Class B Warrants to purchase our Class A Common Stock.

     Each Class B Warrant entitles the holder to purchase one share of Class A Common Stock at a price of $8.75 per Class B Warrant exercised. During the period from March 27, 2000 through May 8, 2000, the closing price of the Class A Common Stock ranged from a high of $51.75 per share to a low of $15.625 per share, as reported by Nasdaq on the Nasdaq SmallCap Market. The closing price of our Class B Warrants ranged from a high of $43.00 to a low of $8.625 during the period from March 27, 2000 through May 8, 2000.

The Class B Warrants may be exercised by delivery of the Class B Warrant certificates to Continental Stock Transfer & Trust Company, our warrant agent, at the address set forth above under "Redemption Procedure" accompanied by a bank or certified check made payable to Continental Stock Transfer & Trust Company as agent for LightPath Technologies, Inc. for the full amount of the Exercise Price ($8.75 for each Class B Warrant exercised). The subscription form on the reverse side of each Class B Warrant must be completed in full and signed by the Class B Warrant holder and the signature guaranteed by an eligible institution. The method of delivery of the Class B Warrant certificates is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

     THE CLASS B WARRANT CERTIFICATE AND THE PAYMENT OF THE EXERCISE PRICE MUST BE RECEIVED BY THE WARRANT AGENT PRIOR TO 5:00 P.M. NEW YORK TIME ON JUNE 13, 2000. Class B Warrants which are received after such date will not be exercised, but will be redeemed. Provided that a notice of exercise and payment is received by the warrant agent prior to 5:00 p.m. New York time on June 13, 2000, broker-dealers shall have three business days to deliver Class B Warrant certificates to the warrant agent.

     Any Class B Warrant received which is not accompanied by payment of the Exercise Price or which is received without the subscription form having been completed and signed will be deemed to have been delivered for redemption, and not for exercise.

INFORMATION

     You may receive information regarding exercise or redemption of the Class B Warrants by contacting us at:

                          LightPath Technologies, Inc.
                           Attention: Ms. Donna Bogue
                         6820 Academy Parkway East, N.E.
                          Albuquerque, New Mexico 87109
                            Telephone: (505) 342-1100

PAYMENT OF FEES

     Pursuant to the terms of the Warrant Agreement covering the Class B Warrants, the Company has agreed to pay D.H. Blair Investment Banking Corp., 5.0% of the proceeds received upon exercise of the Class B Warrants.

NO RIGHT TO EXERCISE IN CERTAIN JURISDICTIONS

     The shares of Common Stock issuable upon exercise of the Class B Warrants must be registered, or qualify for an exemption from registration, under the securities or "blue sky" laws of the state in which a Class B Warrantholder seeking to exercise a Class B Warrant resides. Residents of certain jurisdictions may not be entitled to exercise their Class B Warrants unless and until registration of the underlying securities has been accomplished or other necessary approvals have been obtained. The Company will use reasonable efforts to obtain such registrations or approvals prior to the Redemption Date, but no assurance can be given that it will be successful in doing so. If any required registration or approval is not obtained in any jurisdiction, residents of that jurisdiction will not be permitted to exercise their Class B Warrants. If any approval or exemption from registration is available for only a limited number of Class B Warrants exercises in any jurisdiction, exercises will be permitted on a first-come, first-served basis in the order that Class B Warrants are received by the Warrant Agent for exercise. Any amount previously delivered to the Warrant Agent in payment of the Exercise Price of any such Class B Warrant will be returned, without interest, and the Class B Warrant will be returned, without interest, and the Class B Warrants will be redeemed for the Redemption Price.

     A prospectus will be delivered to Class B Warrantholders which covers the shares to be issued upon exercise of the Warrants. No exercise will be confirmed until the Company has complied with the prospectus delivery requirements of the federal securities laws. If required by applicable law, upon delivery to you of a final prospectus (whether before or after the Redemption Date) you will have an opportunity to rescind your exercise and receive a refund of the Exercise Price within a limited time after receiving a final prospectus.